EXHIBIT 4.1

COMMON STOCK		COMMON STOCK

NUMBER		SHARES

LEAP	(LEAP (TM) LOGO)

INCORPORATED UNDER THE		CUSIP 521863 30 8
LAWS OF THE STATE OF DELAWARE		SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF
LEAP WIRELESS INTERNATIONAL, INC.
transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
(SEAL)      Dated:

SECRETARY	EXECUTIVE VICE PRESIDENT AND
CHIEF FINANCIAL OFFICER
COUNTERSIGNED AND REGISTERED
     TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

LEAP WIRELESS INTERNATIONAL, INC.
     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common

TEN ENT-	as tenants by the entireties

JT TEN-	as joint tenants with right of survivorship and not as tenants in common

COM PROP-	as community property

UNIF GIFT MIN ACT-		Custodian

	(Cust)		(Minor)
under Uniform Gifts to Minors Act
(State)

UNIF TRF MIN ACT-		Custodian (until age )

(Cust)
under Uniform Transfers
(Minor)
to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.
     For Value Received,                                                              hereby sell(s), assig n(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                    shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature Guaranteed

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.